UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 6, 2026

Ziff Davis, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
360 Park Ave S., 17th Floor
New York, New York 10010
(Address of principal executive offices)

(212) 503-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZD	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2026, Ziff Davis, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its preliminary unaudited financial results for the first quarter ended March 31, 2026.

A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) On May 6, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual format.

(b) Below are the voting results for the matters submitted to the Company’s stockholders for a vote at the Annual Meeting:

(1) The election of the following eight director nominees to serve for the ensuing year and until their successors are elected and qualified. All nominees were elected as directors with the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Vivek Shah	29,349,467	777,654	27,779	4,416,923
Sarah Fay	29,288,694	838,615	27,591	4,416,923
Jana Barsten	29,340,824	786,146	27,930	4,416,923
Trace Harris	29,060,071	1,065,335	29,494	4,416,923
William Brian Kretzmer	27,219,399	2,905,049	30,452	4,416,923
Kirk McDonald	27,235,269	2,892,148	27,483	4,416,923
Neville Ray	29,104,033	1,022,642	28,225	4,416,923
Scott C. Taylor	27,386,007	2,738,534	30,359	4,416,923
(2) A proposal to ratify the appointment of KPMG LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2026. This proposal was approved with the following vote:

For	33,773,584
Against	798,651
Abstain	48,474
Broker Non-Votes	N/A
(3) A proposal to approve, in an advisory vote, the compensation of the named executive officers. This proposal was approved with the following vote:

For	26,434,660
Against	3,683,923
Abstain	36,317
Broker Non-Votes	4,416,923

Item 7.01 Regulation FD Disclosure.

On May 8, 2026, at 8:30 a.m. Eastern Time, the Company will host its first quarter 2026 earnings conference call and webcast. Via the webcast, the Company will present portions of its May 2026 Investor Presentation, which contains a summary of the Company’s preliminary unaudited financial results for the fiscal quarter ended March 31, 2026 and certain other financial and operating information regarding the Company. A copy of this presentation is furnished as Exhibit 99.2 to this Form 8-K.
NOTE: The information in Item 2.02 and Item 7.01 and the accompanying exhibits 99.1 and 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated May 7, 2026
99.2	May 2026 Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in such statements. Such forward-looking statements are based on management’s expectations or beliefs as of May 7, 2026. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond the Company’s control and are described in our most recent Annual Report on Form 10-K filed by us with the Securities and Exchange Commission (the “SEC”) and the other reports we file from time to time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ziff Davis, Inc. (Registrant)

Date:	May 7, 2026	By:	/s/ Jeremy Rossen
Jeremy Rossen Executive Vice President, General Counsel and Secretary